Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Specialized Services, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, David E. Joseph, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David E. Joseph

David E. Joseph
Chief Executive Officer
Dated: October 31, 2007

A signed original of this written statement required by Section 906 has been provided to Specialized Services, Inc. and will be retained by Specialized Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.